LOSS PER SHARE (Tables)	12 Months Ended
Dec. 31, 2015
LOSS PER SHARE [Abstract]
Computation of Basic and Diluted Loss Per Share
	For the Years Ended December 31
	2013	2014	2015
	US$	US$	US$
Numerator:
Numerator for loss per share	(1,856)	(76,738)	(1,303)
Numerator for diluted loss per share	(1,856)	(76,738)	(1,303)
Denominator:
Weighted average number of common shares outstanding-basic	273,981,547	403,443,828	466,691,632
Dilutive effect of stock options and unvested restricted shares*	—	—	—
Weighted-average number of common shares outstanding, diluted	273,981,547	403,443,828	466,691,632

Basic net loss per Class A and Class B common share***	(0.01)	(0.19)	(0.003)
Diluted net loss per Class A and Class B common share***	(0.01)	(0.19)	(0.003)

Basic net loss per ADS**	(0.03)	(0.95)	(0.014)
Diluted net loss per ADS**	(0.03)	(0.95)	(0.014)

*
The potential dilutive securities that were not included in the calculation of dilutive net (loss)/earnings per share in those periods where their inclusion would be anti-dilutive include share options and restricted shares of 31,829,884, 27,694,086, and 9,325,104 respectively, for the years ended December 31, 2013, 2014 and 2015.

**
Each ADS represents five Class A common shares. The net (loss) / earnings per ADS for the years ended December 31, 2013, 2014 and 2015 were calculated using the same conversion ratio assuming the ADSs existed during these periods, any differences in the five-times ratio were due to rounding.

***
Since Class A common shares and Class B common shares share identical characteristics (Note 18), only one EPS is presented for both classes.

33,678,210 and 33,678,210 common shares resulting from the assumed conversions of 4% Convertible Senior Notes (Note 17) were excluded from the calculation of diluted net (loss)/earnings per share for the years ended December 31, 2014 and 2015, as their effect is anti-dilutive.